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                                                                    EXHIBIT 31.1

                                  CERTIFICATION

I, Pamela Forbes Lieberman, certify that:

1. I have reviewed this quarterly report on Form 10-Q of TruServ Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of TruServ as of, and for, the periods presented in this quarterly report;

4. TruServ's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for TruServ and we have:

         a. designed such disclosure controls and procedures, or caused such disclosure controls or procedures to be designed under our supervision, to ensure that material information relating to TruServ, including its consolidated subsidiaries, is made known to us, particularly during the period in which this quarterly report is being prepared;

         b. evaluated the effectiveness of TruServ's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

5. TruServ's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to TruServ's auditors and the audit committee of TruServ's board of directors:

         a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect TruServ's ability to record, process, summarize and report financial information; and

         b. any fraud, whether or not material, that involves management or other employees who have a significant role in TruServ's internal control over financial reporting.

TRUSERV CORPORATION

Date: August 12, 2003

By /s/ PAMELA FORBES LIEBERMAN
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Pamela Forbes Lieberman
President and Chief Executive Officer